UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2022

PATRIOT NATIONAL BANCORP, INC.
(Exact name of registrant as specified in its charter)

Connecticut	000-29599	06-1559137
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Bedford Street, Stamford, Connecticut	06901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (203) 252-5900

(Former name or former address, if changed since last report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PNBK	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. 

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 4, 2022, Thomas E. Slater accepted the appointment to serve as Executive Vice President and Chief Credit Officer of Patriot Bank, N.A. (the “Bank”), a wholly-owned subsidiary of Patriot National Bancorp, Inc. (the “Company”).

Mr. Slater, age 54, joins the Bank with over 25 years of experience in commercial banking industry. Mr. Slater also has extensive experience in commercial real estate, as well as commercial and industrial lending. Since April 2017, Mr. Slater has been serving as Senior Vice President and Senior Credit Officer at Investors Bank. From May 2004 to April 2017, Mr. Slater served multiple positions in TD Bank, including as Assistant Vice President, Credit Department Manager, Vice President, Credit Policy Administrator, Credit Officer, and Commercial Credit Manager. From August 1996 to May 2004, Mr. Slater worked in PNC Bank in various roles, including Portfolio Analyst, Portfolio Manager, Relationship Manager, and Middle Market Underwriter. From March 1995 to August 1996, Mr. Slater worked as a Loan Review Officer in Trust Company Bank. Before entering the commercial banking industry, Mr. Slater began his career as an Associate National Bank Examiner in the Office of the Controller of the Currency, where he worked from July 1990 to March 1995. Mr. Slater holds a Bachelor of Science degree in Economics from Rutgers University.

Section 7 – Regulation FD

Item 7.01. Regulation FD Disclosure.

On November 10, 2022, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.1, regarding its earnings for the quarter ended September 30, 2022 and Mr. Slater’s appointment.

The information contained in this Current Report on Form 8-K (including the exhibit) is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description

99.1	Press Release of Patriot National Bancorp, Inc., dated November 10, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Patriot National Bancorp, Inc.

November 10, 2022	By:	/s/ Robert G. Russell
Name: Robert G. Russell
Title: Chief Executive Officer